           FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


     THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "First
                                                                          -----
Amendment"), dated as of April 14, 1999, by and among VESTA INSURANCE GROUP,
---------
INC., a Delaware corporation with its principal offices in Birmingham, Alabama (the "Borrower"), the banks and other financial institutions listed on the
      --------
signature pages hereof or that become parties to the Agreement (as hereinafter defined) after the date hereof (collectively, the "Lenders"), SOUTHTRUST BANK
                                                   -------
NATIONAL ASSOCIATION, as documentation agent (in such capacity, the "Documentation Agent"), and FIRST UNION NATIONAL BANK ("First Union"), as
--------------------                                    -----------
administrative agent for the Lenders (in such capacity, the "Administrative
                                                             --------------
Agent").
-----

                               R E C I T A L S :

     a. The Borrower, the Lenders, the Documentation Agent and the Administrative Agent are parties to an Amended and Restated Credit Agreement dated as of April 8, 1997 (as amended, modified or otherwise supplemented from time to time, the "Agreement") providing for the availability to the Borrower of
                   ---------
(i) a revolving credit facility in the aggregate principal amount of $100,000,000 (the "Facility A Commitment") and (ii) a 364-day revolving credit
                   ---------------------
facility in the aggregate principal amount of $100,000,000 (the "Facility B
                                                                 ----------
Commitment"), each on the terms and subject to the conditions set forth therein.
----------

     b. Facility A Loans are outstanding in the aggregate principal amount of $70,000,000. No Facility B Loans are outstanding.

     c. Certain Events of Default have occurred and are continuing under the Agreement.

     d. The Borrower has requested that the Lenders waive such Events of Default and the Lenders have agreed to waive such Events of Default on the terms and subject to the conditions hereinafter set forth.

     e. The Borrower and the Lenders have agreed to amend the Agreement on the terms and subject to the conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual provisions, covenants and agreements herein contained, the parties hereto hereby agree, as of the First Amendment Closing Date (as hereinafter defined), that the Agreement is hereby amended as follows:

     1.   DEFINITIONS. All capitalized terms used in this First Amendment,
          -----------
unless otherwise defined herein, shall have the meanings ascribed to such terms in the Agreement.

     2.   CERTAIN WAIVERS. The Borrower acknowledges that the Defaults and
          ---------------
Events of Default that are set forth on Schedule 2 hereto have occurred and are continuing (which Schedule specifies each such Default and Event of Default including, with respect to the financial covenants set forth in Article VI of the Credit Agreement before giving effect to the amendments contemplated hereby, a computation of the tests set forth therein) and, subject to the occurrence of the First Amendment Closing Date, the Lenders hereby permanently and irrevocably waive each such Default and Event of Default. For all purposes under the Credit Documents (including, without limitation, Section 4.15 of the Credit Agreement and Section 6.08 of the Warrant Agreement), no Default or Event of Default shall be deemed to occur under the Credit Agreement by virtue of Borrower's failure to have timely filed with the Securities and Exchange Commission its annual report on Form 10-K for the year ended December 31, 1998 so long as such filings are made on or before April 30, 1999.

     3.   CERTAIN ACKNOWLEDGMENTS. The Borrower acknowledges that the Agreement
          -----------------------
and the other Credit Documents, as heretofore and hereby amended, are the legal, valid and binding obligations of the Borrower that are enforceable against the Borrower in accordance with the terms thereof and that all of the Obligations are duly and justly owing and payable by the Borrower to the Lenders and the Administrative Agent without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the First Amendment Closing Date, the same is hereby irrevocably waived by the Borrower).

     4.   AMENDMENT TO SECTION 1.1 OF THE AGREEMENT. Section 1.1 of the
          -----------------------------------------
Agreement is hereby amended as follows:

               A. by inserting at the end of the definition of the term "Compliance Worksheet" the following: "or, after the First Amendment Closing Date, in such form and detail as will demonstrate compliance with the provisions of Article VI."

               B. by inserting at the end of the definition of the term "Covenant Compliance Certificate" the following: "or, after the First Amendment Closing Date, in such form and detail as will demonstrate compliance with the provisions of Article VI."

               C. by deleting the words "signature page hereto" appearing in the definition of the term "Facility A Commitment" and substituting in lieu thereof "signature page to the First Amendment".

               D. by deleting the date "July 31, 2001" appearing at the end of the definition of the term "Facility A Maturity Date" and substituting in lieu thereof the date "July 31, 2000".

               E. by inserting the following new definitions in the appropriate alphabetical order therein:

     "Annual Statement" shall mean, with respect to VFIC, the annual financial statement of VFIC that is required to be filed with the Insurance Regulatory Authority of its jurisdiction of domicile, together with all exhibits, schedules, certificates and actuarial opinions required to be filed or delivered therewith.

     "Closing Prepayment" shall mean an amount equal to (x) $15,000,000 minus
                                                                        -----
(y) Transaction Expenses.

     "Consolidated Group" shall have the meaning given to such term in the Consolidated Tax Allocation Agreement.

     "Consolidated Tax Allocation Agreement" shall mean that certain Consolidated Tax Allocation Agreement dated June 28, 1995, among the Borrower and the Subsidiaries listed on Exhibit A thereto, without giving effect to any amendments thereto after the date thereof.

     "First Amendment" shall mean the First Amendment, dated as of April 14, 1999, to this Agreement.

     "First Amendment Closing Date" shall mean the date on which the conditions precedent to the effectiveness of the First Amendment set forth in Section 28 thereof are satisfied.

     "Guarantors" shall mean, collectively, J. Gordon Gaines, Inc., a Delaware corporation, and each Subsidiary in existence on or formed or acquired after the First Amendment Closing Date that is not an Insurance Subsidiary and is not subject to Insurance Regulatory Authority.

     "Income Tax Benefits" shall mean an amount equal to 100% of the portion of the federal or state income tax benefits received on a quarterly basis by the Borrower or by any Guarantor that, pursuant to the Consolidated Tax Allocation Agreement, may be retained by the Borrower or by any Guarantor and not paid over to any other member of the Consolidated Group.

     "Indenture" shall mean that certain Indenture dated as of January 31, 1997, as amended, modified or supplemented from time to time.

     "Statutory Consolidated Net Income" shall mean, for any period, net income (or loss) for the VFIC and the other Insurance Subsidiaries for such period, determined on a consolidated basis in accordance with Statutory Accounting Principles.

     "Statutory Surplus" shall mean the total amount reported on line 27, page 3, column 1 of the Annual Statement, or an amount determined in a consistent manner in accordance with Statutory Accounting Principles for any date other than one as of which an Annual Statement is prepared. Notwithstanding the foregoing, if the format of the Annual Statement is changed in future years so that different information is contained in such line or such line no longer exists, it is understood that the foregoing shall refer to information consistent with that reported on the referenced line in the 1998 Annual Statement.

          "Subsidiary Guarantee" shall mean the guaranty to be executed by each of the Guarantors, as the same may be amended, restated, supplemented or otherwise modified from time to time, in substantially the form of Exhibit A to the First Amendment.

          "Transaction Expenses" shall mean all costs and expenses of, and fees payable to, the Administrative Agent and the Lenders that are required to be reimbursed or paid by the Borrower pursuant to Section 10.1 of the Credit Agreement and Sections 30 and 31 of the First Amendment.

          "Transaction Proceeds" shall mean a portion of the gross cash or non-cash proceeds of the issuance by the Borrower of any equity or debt securities (or any combination thereof) that is equal to the greater of $20,000,000 and 33-1/3% of such cash proceeds or the value of such non-cash proceeds (or, if the amount of such cash proceeds or the value of such non-cash proceeds received by the Borrower is less than $20,000,000, 100% thereof), provided that if during
                                                      --------
the period commencing on the First Amendment Closing Date and ending on October 31, 1999 the Borrower shall not have made prepayments, resulting in permanent reductions of the Facility A Commitments, in the aggregate principal amount of at least $25,000,000, the portion of such cash proceeds or the value of such non-cash proceeds to be applied as set forth in Section 2.5(e) shall be increased to the greater of $25,000,000 and 40% of such proceeds (or, if the amount of such cash proceeds or the value of such non-cash proceeds received by the Borrower is less than $25,000,000, 100% thereof).

          "Warrant Agreement" shall mean the Warrant Agreement to be executed by the Borrower in favor of the Lenders on the First Amendment Closing Date, in substantially the form of Exhibit B to the First Amendment.

          "Warrants" shall have the meaning set forth in the Warrant Agreement.

     5.   AMENDMENT TO SECTION 2.1 OF THE AGREEMENT. Section 2.1 of the
          -----------------------------------------
Agreement is hereby amended by inserting the following subsection (d) at the end thereof:

          (d) Notwithstanding anything to the contrary contained herein, on the First Amendment Closing Date the Facility A Commitment shall be permanently reduced to $70,000,000 and the Facility B Commitment shall be terminated.

     6.   AMENDMENT TO SECTION 2.4 OF THE AGREEMENT. Section 2.4 of the
          -----------------------------------------
Agreement is hereby amended by inserting at the end of the first sentence of
Section 2.4(b) the following: "and shall reduce the Commitments in such amounts as provided for in Section 2.5(e)".

     7.   AMENDMENT TO SECTION 2.5 OF THE AGREEMENT. Section 2.5 of the
          -----------------------------------------
Agreement is hereby amended by inserting a new subsection 2.5(e) at the end thereof as follows:

          (e) Notwithstanding any provision of this Agreement to the contrary, the Borrower will repay the Facility A Loans in amounts equal to (i) the Closing Prepayment on the First Amendment Closing Date, (ii) the Income Tax Benefits promptly upon the receipt thereof, and (iii) the Transaction Proceeds promptly upon the receipt thereof.

          Each payment made pursuant to this Section 2.5(e) shall result in an automatic permanent reduction of the Facility A Commitments.

     8.   AMENDMENT TO SECTION 2.6 OF THE AGREEMENT. Section 2.6 of the
          -----------------------------------------
Agreement is hereby amended as follows:

                    A. by inserting the following subsection at the end thereof:

          (e) Notwithstanding anything to the contrary herein, the Borrower will pay interest in respect of the unpaid principal amount of each Loan, from the First Amendment Closing Date until such principal amount shall be paid in full, at the Base Rate, as in effect from time to time, plus 1%, provided, that from and after September 30, 1999,
                            --------
          such rate shall be increased to the Base Rate, as in effect from time to time, plus 3%, if during the period commencing on the First Amendment Closing Date and ending on September 30, 1999 the cumulative amount of prepayments of the Facility A Loans and permanent reductions of the Facility A Commitments shall be less than $25,000,000 in the aggregate.

                    B. by deleting"calendar quarter" in subparagraph (i) of
Section 2.6(c) and substituting in lieu thereof "month".

     9.   AMENDMENT TO SECTION 2.7 OF THE AGREEMENT. Section 2.7 of the
          -----------------------------------------
Agreement is hereby amended as follows:

                    A. by deleting "the applicable Margin Percentage" in Section 2.7(a) and substituting in lieu thereof "1%".

                    B. by deleting "calendar quarter" in Section 2.7(a) and substituting in lieu thereof the word "month".

     10.  AMENDMENTS TO SECTION 4.4 OF THE AGREEMENT. Section 4.4(a) of the
          ------------------------------------------
Agreement is hereby amended by inserting at the end thereof the following: ", except as set forth in that certain letter from the Borrower to the Lenders dated April 14, 1999." Section 4.4(c) of the Agreement is hereby amended by inserting after the reference to "Schedule 4.4" appearing in the second sentence thereof the words "to this Agreement or in that certain letter from the Borrower to the Lenders dated April 14, 1999".

     11.  AMENDMENT TO SECTION 4.5 OF THE AGREEMENT. Section 4.5 of the
          -----------------------------------------
Agreement is hereby amended by inserting after "Credit Documents" the following:
", in each case, except as set forth in that certain letter from the Borrower to the Lenders dated April 14, 1999".

     12.  AMENDMENT TO SECTION 4.6 OF THE AGREEMENT. Section 4.6 of the
          -----------------------------------------
Agreement is hereby amended by inserting at the end of the last sentence thereof the following: "(except that the

Borrower agreed to extend the statute of limitations in respect of the tax year ended December 31, 1994 for one year beyond its normal expiration)."

     13.  AMENDMENT TO SECTION 4.7 OF THE AGREEMENT. Section 4.7 of the
          -----------------------------------------
Agreement is hereby amended by inserting at the end thereof the following:

          Schedule 4.7A to the First Amendment sets forth a true and correct list, as of the First Amendment Closing Date, of each Subsidiary of the Borrower that is not an Insurance Subsidiary or subject to Insurance Regulatory Authority and that may execute a Guaranty.

     14.  AMENDMENT TO SECTION 4.10 OF THE AGREEMENT. Section 4.10 of the
          ------------------------------------------
Agreement is hereby amended by deleting the date "December 31, 1995" appearing therein and inserting in lieu thereof the following: "December 31, 1998 (except as set forth in the Borrower's April 14, 1999 (12:30) draft of Form 10K for the year ended December 31, 1998 heretofore furnished to the Administrative Agent and the Lenders)".

     15.  AMENDMENT TO SECTION 5.1 OF THE AGREEMENT. Section 5.1 of the
          -----------------------------------------
Agreement is hereby amended as follows:

                    A. by deleting Section 5.1(a) thereof in its entirety, and substituting in lieu thereof the following:

          (a) As soon as available and in any event (i) within thirty (30) days after the end of each month beginning with the month ended March 31, 1999, unaudited consolidated statements of income for the Borrower and its Subsidiaries for the month then ended and for that portion of the fiscal year then ended, and (ii) within sixty (60) days after the end of each of the first three fiscal quarters of each fiscal year, beginning with the fiscal quarter ended March 31, 1999, unaudited consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as of the end of such fiscal quarter and unaudited consolidated and consolidating statements of income, stockholders' equity and cash flows for the Borrower and its Subsidiaries for the fiscal quarter then ended and for that portion of the fiscal year then ended, in each case setting forth comparative consolidated figures as of the end of and for the corresponding period in the preceding fiscal year, all such monthly statements of income to be prepared in accordance with Generally Accepted Accounting Principles and Statutory Accounting Principles and all such quarterly statements to be prepared in accordance with Generally Accepted Accounting Principles (subject in each case to the absence of notes required by Generally Accepted Accounting Principles and subject to normal year-end audit adjustments) applied on a basis consistent with that of the preceding month or quarter or containing disclosure of the effect on the financial condition or results of operations of any change in the application of accounting principles and practices during such month or quarter; and

               B. by deleting "detail" at the end of Section 5.1(b) and inserting in lieu thereof "detail; and".

               C.   by inserting new subsections 5.1(c) and 5.1(d) at the end of
Section 5.1 as follows:

          (c) No later than December 31, 1999 with respect to the fiscal year ending December 31, 2000, a budget for such fiscal year setting forth, on a quarterly basis, the estimated income of the Borrower and its Subsidiaries for each such quarter, prepared in accordance with Generally Accepted Accounting Principles and Statutory Accounting Principles; and

          (d) As soon as available and in any event within sixty (60) days after the end of each fiscal quarter, beginning with the fiscal quarter ending June 30, 1999, a reconciliation of the difference between the quarterly budgets required pursuant to Section 5.1(c), and the actual statements of income required pursuant to Section 5.1(a).

     16.  AMENDMENT TO ARTICLE V OF THE AGREEMENT. Article V of the Agreement is
          ---------------------------------------
hereby amended by adding the following new Section:

          5.11.  Investment Banking Firm. The Borrower will engage an investment
                 -----------------------
          banking firm reasonably satisfactory to the Required Lenders by July 31, 1999, to assist the Borrower in considering a transaction involving either (i) the issuance by the Borrower of any equity or debt securities or (ii) the sale of the Borrower or any of its Subsidiaries (the Lenders hereby acknowledging that Wasserstein, Perella & Co. is reasonably satisfactory to them). The Borrower shall cause any such investment banking firm to consult with the Lenders from time to time with respect to the status of its efforts and may furnish to the Lenders copies of all reports delivered by such investment banking firm to the Borrower.

          5.12.  Federal Tax Returns. The Borrower will file its and each member
                 -------------------
          of the Consolidated Group's federal income tax return by May 31, 1999 in the case of the year ended December 31, 1998 and April 30, 2000 in the case of the year ending December 31, 1999.

     17.  AMENDMENT TO SECTION 6.1 OF THE AGREEMENT. The Agreement is hereby
          -----------------------------------------
amended by deleting Section 6.1 thereof in its entirety and by substituting in lieu thereof the following:

          6.1.   Statutory Consolidated Net Income. The Borrower will not permit
                 ---------------------------------
          cumulative Statutory Consolidated Net Income for any fiscal quarter then ending to be less than the following amounts for the cumulative period corresponding thereto, with dollars expressed in millions (calculated cumulatively for the period commencing on January 1, 1999 and ending on the last day of each fiscal quarter through December 31, 1999 and for each four fiscal quarter period ending thereafter):


                             First   Second    Third   Fourth
          Fiscal Year       Quarter  Quarter  Quarter  Quarter
          -----------       -------  -------  -------  -------
          1999              $ 5.0    $13.0    $18.0    $22.0
          2000              $21.0    $16.0      N/A      N/A

     18.  AMENDMENT TO SECTION 6.2 OF THE AGREEMENT. The Agreement is hereby
          -----------------------------------------
amended by deleting Section 6.2 thereof in its entirety and by substituting in lieu thereof the following:

          6.2. Consolidated Net Income. The Borrower will not permit cumulative
               -----------------------
          Consolidated Net Income for any fiscal quarter then ending to be less than the following amounts for the cumulative period corresponding thereto, with dollars expressed in millions (calculated cumulatively for the period commencing on January 1, 1999 and ending on the last day of each fiscal quarter through December 31, 1999 and for each four fiscal quarter period ending thereafter and calculated without including in Consolidated Net Income for any period amounts received on account or in respect of the reserve established for the New Cap Re receivable as of December 31, 1998):


                             First     Second    Third     Fourth
          Fiscal Year       Quarter   Quarter   Quarter   Quarter
          -----------       -------   -------   -------   -------
          1999              ($5.0)    ($9.0)    ($9.0)    ($8.0)
          2000              ($2.0)     $2.0       N/A       N/A

     19.  AMENDMENT TO SECTION 6.3 OF THE AGREEMENT. Section 6.3 of the
          -----------------------------------------
Agreement is hereby amended by deleting Section 6.3 thereof in its entirety and by substituting in lieu thereof the following:

          6.3. Statutory Surplus. The Borrower will not permit Statutory Surplus
               -----------------
          for any fiscal quarter then ending to be less than the following amounts for the period corresponding thereto, with dollars expressed in millions (it being understood that any adjustments to Statutory Surplus required to be made for the fiscal year ended December 31, 1998 by the Alabama Department of Insurance in an aggregate amount not in excess of $25,000,000 shall not be taken into account in determining the Borrower's compliance with this Section and that the amount by which any such adjustments for such fiscal year exceed $25,000,000 shall be so taken into account):


                             First   Second    Third   Fourth
          Fiscal Year       Quarter  Quarter  Quarter  Quarter
          -----------       -------  -------  -------  -------
          1999              $222     $230     $235     $239

          2000              $241     $244      N/A      N/A

     20.  AMENDMENT TO SECTION 6.4 OF THE AGREEMENT. Section 6.4 of the
          -----------------------------------------
Agreement is hereby amended by deleting the words "at any time from and after the Amendment Effective Date" appearing in the third line thereof and inserting in lieu thereof the words "at the end of calendar year."

     21.  AMENDMENT TO SECTION 7.2 OF THE AGREEMENT. Section 7.2 of the
          -----------------------------------------
Agreement is hereby amended by inserting after "ranks" the following: "pari
                                                                       ----
passu with (in respect of indebtedness created, incurred or assumed after the
-----
First Amendment Closing Date) or".

     22.  AMENDMENT TO SECTION 7.4 OF THE AGREEMENT. Section 7.4 of the
          -----------------------------------------
Agreement is hereby amended as follows:

               A.   by deleting "therefor; and" in subparagraph (iv) in Section
7.4 and substituting in lieu thereof "therefor."

               B.   by deleting subparagraph (v) in Section 7.4 in its entirety.

     23.  AMENDMENT FOR ARTICLE VII OF THE AGREEMENT. Article VII of the
          ------------------------------------------
Agreement is hereby amended by adding the following new Section:

          7.9. Dividends. The Borrower will not pay any dividends on account of
               ---------
          its common stock (i) unless the Borrower shall have made prepayments on account of the Facility A Loans during the period commencing on the First Amendment Closing Date and ending on March 15, 2000 in an aggregate cumulative amount of at least $25,000,000, which payments have resulted in a permanent reduction of the Facility A Commitments, in which event the Borrower may pay such dividends after March 15, 2000 or (ii) while a Default or an Event of Default has occurred and is continuing.

     24.  AMENDMENT TO SECTION 8.1 OF THE AGREEMENT. Section 8.1 of the
          -----------------------------------------
Agreement is hereby amended as follows:

               A. by inserting at the end of Section 8.1(b) the following: ", or Section 7.9".

               B. by adding at the end of Section 8.1(1) the following: ", provided, that the occurrence of an event described in clauses (i) and (ii)
--------
above, shall not constitute an Event of Default if, in connection therewith, the Transaction Proceeds are paid to the Lenders."

               C.   by adding new Section 8.1(m) as follows:

          (m)  The Borrower shall (i) fail to exercise its option pursuant to
          Section 16.01 of the Indenture to defer the payment of interest thereunder for any quarter ending after the First Amendment Closing Date, unless the Borrower shall have made prepayments of the principal amount of the Facility A Loans resulting in permanent reductions of the Facility A Commitments in an aggregate cumulative amount of at least $25,000,000 during the period commencing on the First Amendment Closing Date and ending on March 15, 2000 (in which case such option need not be exercised for any quarter ending after March 15, 2000) or (ii) pay any interest previously deferred under the Indenture prior to the end of the deferral period provided for under the Indenture.

     25.  AMENDMENT TO SECTION 10.7 OF THE AGREEMENT. Section 10.7 of the
          ------------------------------------------
Agreement is hereby amended as follows:

               A. by deleting the words "and the Borrower" from the first sentence of Section 10.7(a).

               B. by deleting the words "and counterexecuted by the Borrower (if required)" in the first sentence of Section 10.7(c).

     26.  LIBOR LOANS. Notwithstanding anything to the contrary set forth in the
          -----------
Agreement, LIBOR pricing shall not be available from and after the First Amendment Closing Date.

     27.  FACILITY A COMMITMENT. Each Lender's Facility A Commitment shall be
          ---------------------
permanently reduced on the First Amendment Closing Date so that the aggregate Facility A Commitments are in the amount of $70,000,000 and each Lender's Facility A Commitment is in an amount equal to the amount set forth opposite the name of each Lender on the signature page of this First Amendment.

     28.  CONDITIONS TO EFFECTIVENESS. This First Amendment shall become
          ---------------------------
effective, and the First Amendment Closing Date shall occur, upon the satisfaction of each of the following conditions on or before April 15, 1999.

          (a) The Borrower, the Required Lenders, the Documentation Agent and the Administrative Agent shall have executed and delivered a counterpart of this First Amendment;

          (b) The Administrative Agent shall have received the following, each dated the First Amendment Closing Date (unless otherwise specified) and in sufficient copies for each Lender:

               (i) a certificate, signed by the chief executive officer, vice president -finance or treasurer of the Borrower, in form and substance satisfactory to the Administrative Agent, certifying that (A) all representations and warranties of the Borrower contained in the Agreement and this First Amendment and the other Credit Documents are true and correct as of the First Amendment Closing Date, after giving effect to the consummation of the transactions contemplated by this First Amendment, (B) no Default or Event of Default has occurred and is continuing, after giving effect to the consummation of the transactions contemplated by this First Amendment, and (C) except as otherwise disclosed by the Borrower in writing, there are no insurance regulatory proceedings pending or, to such individual's knowledge, threatened against any of the Insurance Subsidiaries in any jurisdiction that, if adversely determined, would be reasonably likely to have a Material Adverse Effect.

          (ii) a certificate of the secretary or an assistant secretary of the Borrower, in form and substance satisfactory to the Administrative Agent, certifying (A) that the certificate of incorporation of the Borrower has not been amended since the Amendment Effective Date (or, if such certificate has been amended since the Amendment Effective Date, a statement to the effect that attached thereto is a true and complete copy of such certificate, certified as of a recent date by the Secretary of State of Delaware, and that the same has not been amended since the date of such certification, and attaching such copy), (B) that the bylaws of the Borrower have not been amended since the Amendment Effective Date (or, if such bylaws have been amended since the Amendment Effective Date, a statement to the effect that attached thereto is a true and complete copy of such bylaws, as then in effect and as in effect at all times from the date on which the resolutions referred to in clause (C) below were adopted to and including the date of such certificate, and attaching such copy), and (C) that attached thereto is a true and complete copy of resolutions adopted by the board of directors of the Borrower authorizing the execution, delivery and performance of this First Amendment, and attaching such copy; and

          (iii) a favorable opinion of Balch & Bingham, counsel to the Borrower, reasonably satisfactory to the Agent and the Required Lenders, addressed to the Administrative Agent and the Lenders, in form and substance reasonably satisfactory to the Administrative Agent and the Required Lenders and addressing such matters as the Administrative Agent and the Required Lenders may reasonably request.

     (c) The Borrower shall have paid to the Administrative Agent, for the pro rata benefit of the Lenders, the Closing Prepayment.

     (d) The Borrower shall have paid to the Administrative Agent and each of the Lenders all costs and expenses (including, without limitation, reasonable costs and fees of the Administrative Agent's and each of the Lenders' legal counsel and other professional advisors) incurred by the Administrative Agent and each of the Lenders in accordance with Section 10.1 of the Agreement and
Section 31 hereof;

     (e) The Administrative Agent and the Lenders shall be reasonably satisfied that the financial statements described in Section 5.1 of the Agreement with respect to the fiscal year ended December 31, 1998 (which financial statements shall include, as required by such Section, the report thereon by the Borrower's independent certified public accountants that is not qualified as to going concern or scope of audit) will be released upon the occurrence of the First Amendment Closing Date;

          (f) The Borrower shall have paid to the Administrative Agent, for the pro rata benefit of the Lenders, the Amendment Fee payable on the First Amendment Closing Date; and

          (g) The Administrative Agent and the Lenders shall have received such other instruments, documents and assurances as the Administrative Agent and the Lenders may reasonably request, including (without limitation) the Warrant Agreement, the Warrants and the Subsidiary Guarantees.

     29.  RATIFICATION AND REAFFIRMATION. The Borrower hereby ratifies and
          ------------------------------
reaffirms each of the Credit Documents and all of the Borrower's covenants, duties and liabilities thereunder.

     30.  REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants
          ------------------------------
to the Administrative Agent and the Lenders, to induce the Administrative Agent and the Lenders to enter into this Amendment, that, after giving effect to the provisions of this First Amendment (and the waivers of the Defaults and Events of Default referred to in Section 2 hereof), no Default or Event of Default exists on the date hereof, the execution, delivery and performance of this First Amendment have been duly authorized by all requisite corporate action on the part of the Borrower and this First Amendment has been duly executed and delivered by the Borrower; and except as may have been disclosed in writing by the Borrower to the Administrative Agent prior to the date hereof, all of the representations and warranties made by the Borrower in the Agreement, as hereby amended, are true and correct on and as of the date hereof (except that the Borrower makes no representation herein as to Section 4.11(a) and (b) of the Agreement).

     31.  EXPENSES OF THE ADMINISTRATIVE AGENT AND THE LENDERS. The Borrower
          ----------------------------------------------------
agrees to pay, on demand, all costs and expenses incurred by the Administrative Agent, whether currently due or in connection with the preparation, negotiation and execution of this First Amendment and any other Credit Documents executed pursuant hereto and any and all amendments, modifications and supplements thereto, including, without limitation, the reasonable costs and fees of the Administrative Agent and the Lenders' legal counsel, accountants and other professional advisors.

     32.  AMENDMENT FEE. The Borrower has agreed to pay to the Administrative
          -------------
Agent for the pro rata benefit of the Lenders, a fee of $350,000 (the "Amendment
                                                                       ---------
Fee"), which shall be due and payable on the First Amendment Closing Date.
---

     33.  GOVERNING LAW. This First Amendment shall be governed by and construed
          -------------
in accordance with the internal laws of the State of North Carolina.

     34.  SUCCESSORS AND ASSIGNS. This First Amendment shall be binding upon and
          ----------------------
inure to the benefit of the parties hereto and their respective successors and assigns.

     35.  NO NOVATION, ETC. This First Amendment is not intended to be, nor
          ----------------
shall it be construed to create, a novation or accord and satisfaction, and the Agreement as herein modified shall continue in full force and effect. Notwithstanding any prior mutual temporary disregard of any of the terms of any of the Credit Documents, the parties agree that the terms of each of the Credit Documents, as hereby amended, shall be strictly adhered to on and after the date hereof.

     36.  COUNTERPARTS: TELECOPIED SIGNATURES. This First Amendment may be
          -----------------------------------
executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

     37.  WAIVER OF NOTICE. The Borrower hereby waives notice of acceptance of
          ----------------
this First Amendment by the Administrative Agent and the Lenders.

     38.  RELEASE OF CLAIMS. To induce the Administrative Agent and the Lenders
          -----------------
to enter into this First Amendment, the Borrower hereby releases, acquits and forever discharges the Administrative Agent and the Lenders, and their respective officers, directors, agents, attorneys, accountants, advisors, Affiliates, parent corporations, subsidiaries, employees, successors and assigns, from any and all liabilities, claims, demands, actions or causes of action of any kind (if any), whether absolute or contingent, due or to become due, disputed or undisputed, liquidated or unliquidated, at law or in equity, or known or unknown arising through the First Amendment Closing Date (a) under or in connection with the Agreement or the transactions contemplated by this First Amendment and (b) in connection with the resignation of First Union, as Indenture Trustee, under the Indenture and the related action commenced by First Union in the Court of Chancery for the State of Delaware.

     39.  WAIVER OF JURY TRIAL. THE PARTIES HERETO EACH HEREBY WAIVES THE RIGHT
          --------------------
TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR PROCEEDING ARISING OUT OF OR RELATED TO THIS FIRST AMENDMENT.

                                   VESTA INSURANCE GROUP, INC.

                                   By:__________________________________________
                                   Title:_______________________________________


                                   ADMINISTRATIVE AGENT:

Facility A Commitment:             FIRST UNION NATIONAL BANK,
$14,000,000                          as Administrative Agent and as a Lender

                                   By:__________________________________________
                                   Title:_______________________________________


                                   DOCUMENTATION AGENT:

Facility A Commitment:             SOUTHTRUST BANK, NATIONAL ASSOCIATION,
$14,000,000                          as Documentation Agent and as a Lender

                                   By:__________________________________________
                                   Title:_______________________________________


                                   OTHER LENDERS:

Facility A Commitment:             BANK OF AMERICA NATIONAL TRUST AND
$10,500,000                          SAVINGS ASSOCIATION

                                   By:__________________________________________
                                   Title:_______________________________________


                                   By:__________________________________________
                                   Title:_______________________________________

Facility A Commitment:             BANK OF TOKYO-MITSUBISHI TRUST
$10,500,000                          COMPANY

                                   By:__________________________________________
                                   Title:_______________________________________


Facility A Commitment:             THE FIRST NATIONAL BANK OF CHICAGO
$10,500,000
                                   By:__________________________________________
                                   Title:_______________________________________


Facility A Commitment:             WACHOVIA BANK, N.A.
$10,500,000
                                   By:__________________________________________
                                   Title:_______________________________________

                                  SCHEDULE 2
                                    TO THE
   FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (THE "AGREEMENT")

ALL CAPITALIZED TERMS NOT OTHERWISE DEFINED IN THIS SCHEDULE SHALL HAVE THE MEANINGS ASCRIBED TO THEM IN THE AGREEMENT.


                                   ARTICLE V
                             AFFIRMATIVE COVENANTS

     The Borrower and/or its Subsidiaries may be deemed to have failed to observe, perform or comply with the following covenants contained in Article V of the Agreement:

     5.1  GAAP FINANCIAL STATEMENTS.
          -------------------------

     By a current report on Form 8-K filed with the Securities and Exchange Commission on August 19, 1998, the Borrower published restated consolidated balance sheets as of December 31, 1997 and December 31, 1996, and the related consolidated statements of operations, stockholders equity and cash flows for each of the three fiscal years in the period ended December 31, 1997 (the "Restated Annual Financial Statements") and restated consolidated financial statements for the three months ended March 31, 1998 (the "Restated Quarterly Financial Statements," and together with the Restated Annual Financial Statements, the "Restated Financial Statements"). In addition, the Company's draft 1998 annual report on Form 10-K (a copy of which has been furnished to the Lenders) includes financial information covering the same time periods which differs from the Restated Financial Statements. Insofar as the Restated Financial Statements, or the financial information ultimately contained in the Borrower's 1998 annual report on Form 10-K, differ from any financial statements previously delivered to the Lenders prior to the date hereof, such prior financial statements may not have been prepared in accordance with Generally Accepted Accounting Principles. Accordingly, to such extent, Borrower may be deemed to have failed to comply with Section 5.1.

     5.2  STATUTORY FINANCIAL STATEMENTS.
          ------------------------------

     As discussed in Note C to the Restated Annual Financial Statements, the Insurance Subsidiaries revised their statutory accounting for the assumed reinsurance business, which revision may cause the Quarterly Statements of each Insurance Subsidiary as of the end of the fiscal quarters ending March 31, 1997, June 30, 1997 and September 30, 1997 to have not been prepared in accordance with Statutory Accounting Principles. In addition, certain of the Insurance Regulatory Authorities have criticized various accounting practices reflected in financial statements filed by the Insurance Subsidiaries, including without limitation (i) those criticisms contained in the Alabama Department of Insurance Examination Report on VFIC's 1997 Annual Statement or (ii) the allegations referred to in any written disclosure made to the Lenders pursuant to Sections
4.4 or 4.5
of the Agreement. Insofar as any of the foregoing results in any adjustments to any financial statements delivered to the Lenders prior to the date hereof, Borrower may be deemed to have failed to comply with Section 5.2.

     5.3  OTHER BUSINESS AND FINANCIAL INFORMATION.
          ----------------------------------------

     Although Borrower is unable to identify particular instances of noncompliance, it is possible that, from time to time, Borrower failed to furnish information to each Lender in the manner or within the time periods required by Section 5.3 of the Agreement.

     5.5  COMPLIANCE WITH LAWS.
          --------------------

     As previously disclosed in this Schedule 2, the Borrower has restated various SEC filings and its statutory financial statements have been the subject of regulatory criticism. In addition, the pending or threatened actions, suits or proceedings disclosed to the Lenders pursuant to Sections 4.4. and 4.5 of the Agreement allege certain failures on the part of the Borrower and its Subsidiaries to comply with various Requirements of Law. Depending on the ultimate resolution of these actions, suits or proceedings, the Borrower and/or its Subsidiaries may be found to have failed to comply with various Requirements of Law.

     5.8  MAINTENANCE OF BOOKS AND RECORDS; INSPECTION.
          --------------------------------------------

     Insofar as Section 5.8 of the Agreement requires books and records to be maintained in accordance with Generally Accepted Accounting Principles, Statutory Accounting Principles or in compliance with Requirements of Law, see responses under Sections 5.1, 5.2 and 5.5 above.


                                  ARTICLE VI
                              FINANCIAL COVENANTS

     The Borrower and/or its Subsidiaries may be deemed to have failed to observe, perform or comply with the following covenants contained in Article VI of the Agreement:

     6.1  CAPITALIZATION RATIO.
          --------------------

     Section 6.1 establishes a maximum Capitalization Ratio of .425 to 1.0. As of December 31, 1998, the Borrower's Capitalization Ratio was .51 to 1.0 (See computation attached as Annex 1). Although financial results for the quarter ended March 31, 1999 are not yet available, Borrower anticipates that its Capitalization Ratio will exceed this maximum as of such date. Borrower has not recalculated its compliance with such covenant for all periods prior to December 31, 1998, but if such recalculations were made in light of the various accounting restatements and adjustments referred to above, Borrower may have been out of compliance with this covenant with respect to certain of such prior periods.

     6.2  CONSOLIDATED NET WORTH.
          ----------------------

     Section 6.2 establishes a minimum Consolidated Net Worth of $370,325,000. As of December 31, 1998, the Borrower's actual Consolidated Net Worth was $258,027,000 (See computation attached as Annex 1). Although financial results for the quarter ended March 31, 1999 are not yet available, Borrower anticipates that its Consolidated Net Worth will not meet this minimum requirement as of such date. In addition, Borrower was not in compliance with this covenant as of September 30,1998. Borrower has not recalculated its compliance with such covenant for all other periods prior to December 31, 1998, but if such recalculations were made in light of the various accounting restatements and adjustments referred to above, Borrower may have been out of compliance with this covenant with respect to certain of such prior periods.

     6.3  FIXED CHARGE COVERAGE RATIO.
          ---------------------------

     Section 6.3 establishes a minimum Fixed Charge Coverage Ratio of 3.0 to
1.0. As of December 31, 1998, the Borrower's Fixed Charge Coverage Ratio was (9.16) (See computation attached as Annex 1). Although financial results for the quarter ended March 31, 1999 are not yet available, Borrower anticipates that its Fixed Charge Coverage Ratio will not meet this requirement as of such date. In addition, Borrower was not in compliance with this covenant as of September 30,1998. Borrower has not recalculated its compliance with such covenant for all other periods prior to December 31, 1998, but if such recalculations were made in light of the various accounting restatements and adjustments referred to above, Borrower may have been out of compliance with this covenant with respect to certain of such prior periods.

     6.4  RISK-BASED CAPITAL.
          ------------------

     Section 6.4 requires the total adjusted capital of VFIC to be 150% of the applicable "company action level RBC" (within the meaning of the Model Act). As of December 31, 1998, the total adjusted capital of VFIC was $217,280,000, which is less than $236,610,000 (150% of the applicable "company action level RBC" (within the meaning of the Model Act) for VFIC at such time). Borrower has not recalculated its compliance with such covenant for all periods prior to December 31, 1998, but if such recalculations were made in light of the various accounting restatements and adjustments referred to above, Borrower may have been out of compliance with this covenant with respect to certain of such prior periods.

                                  ARTICLE VII
                              NEGATIVE COVENANTS

     The Borrower and/or its Subsidiaries may be deemed to have failed to observe, perform or comply with the following covenants contained in Article VII of the Agreement:

     7.4  DISPOSITION OF ASSETS.
          ---------------------

     On March 25, 1999, the Borrower consummated a transaction with the Hartford Fire Insurance Company ("Hart Re") pursuant to which the Borrower received $15,000,000 in connection with Borrower's efforts to transition a portion of its reinsurance business to Hart Re. To the extent that this transaction falls within Section 7.4 of the Agreement, Borrower may have failed to comply with such Section.

     7.8  ACCOUNTING CHANGES.
          ------------------

     As reflected in the Restated Financial Statements and other financial statements referenced herein, Borrower has made changes in its accounting policies and practices.

                                 SCHEDULE 4.7A
                                 Subsidiaries


J. Gordon Gaines, Inc.

                                   EXHIBIT A
                                      TO
                                FIRST AMENDMENT

                              SUBSIDIARY GUARANTY
                              -------------------


     SUBSIDIARY GUARANTY, dated as of April 14, 1999 (together with any amendments, restatements, modifications and supplements, the "Guaranty") made by
                                                              --------
J. GORDON GAINES, INC., a Delaware corporation, (the "Guarantor"), in favor of
                                                      ---------
the Lenders party to the Credit Agreement (as hereinafter defined). Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

     WHEREAS, contemporaneously with the execution and delivery of this Guaranty, Vesta Insurance Group, Inc. (the "Borrower") is entering into the
                                             --------
First Amendment dated as of April 14, 1999 (the "First Amendment") to Amended
                                                 ---------------
and Restated Credit Agreement, dated as of April 8, 1997 (as amended, modified or otherwise supplemented from time to time, the "Credit Agreement") among the
                                                  ----------------
Borrower, the lenders party thereto (the "Lenders"), First Union National Bank,
                                          -------
as administrative agent (the "Administrative Agent") and Southtrust Bank,
                              --------------------
National Association, as documentation agent (the "Documentation Agent");
                                                   -------------------

     WHEREAS, it is a condition precedent to the effectiveness of the First Amendment that the Guarantor shall have executed and delivered to the Lenders this Guaranty;

     NOW, THEREFORE, in consideration of the Lenders' agreement to amend the Credit Agreement on the terms and conditions set forth in the First Amendment and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Guarantor, the Guarantor agrees with the Lenders as follows:

     SECTION 1.  GUARANTY.    (a)  The Guarantor hereby unconditionally
                 --------
guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations and liabilities of every kind or character now or hereafter existing whether matured or unmatured, contingent or liquidated, direct or indirect, of the Borrower to the Lenders, the Administrative Agent and the Documentation Agent arising under or in connection with the Credit Agreement, any other Credit Document, any Hedge Agreement to which the Borrower and any Lender are parties or any other document made, delivered or given in connection with any of the foregoing, whether for principal, interest, fees, expenses or otherwise and whether in United States dollars or other currencies, and any and all reasonable expenses (including, without limitation, reasonable counsel fees and expenses) incurred by the Lenders, the Administrative Agent and the Documentation Agent in enforcing any rights under this Guaranty (all such obligations being collectively referred to as the "Obligations").
        -----------

     SECTION 2.  GUARANTY OF PAYMENT.  The Guarantor further agrees that its
                 -------------------
guarantee hereunder constitutes a guarantee of payment and performance when due and not of collection, and waives any right to require that any resort be had by the Lenders to (i) the Borrower, (ii) any other guarantor, (iii) any collateral held for payment of the Obligations or to any balance of any deposit account or credit on the books of any Lender in favor of the Borrower or any other person or (iv) recourse against any other party.

     SECTION 3.   GUARANTY ABSOLUTE. The Guarantor guarantees that the
                  -----------------
Obligations will be performed and paid strictly in accordance with the terms of the Credit Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lenders with respect thereto and without any setoff, counterclaim or defense. The Obligations of the Guarantor hereunder are independent of the obligations of other persons under any other related document, and a separate action or actions may be brought and prosecuted hereunder whether the action is brought against any such person or whether any such person is joined in any such action or actions. The liability of the Guarantor under this Guaranty shall be absolute and unconditional, and shall not be affected or released in any way, irrespective of:

          (i) any lack of validity or enforceability of any of the Credit Documents or the Obligations;

          (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from any document evidencing or relating to any of the Obligations or any of the Credit Documents, including, but not limited to, an increase or decrease in the Obligations;

          (iii) any taking and holding of collateral or additional guaranties for all or any of the Obligations, or any amendment, alteration, exchange, substitution, transfer, enforcement, waiver, subordination, termination, or release of any collateral or such guaranties, or any non-perfection of any collateral or any consent to departure from any such guaranty;

          (iv) any manner of application of collateral, or proceeds thereof, to all or any of the Obligations, or the manner of sale of any collateral;

          (v) any consent by the Lenders to the change, restructuring or termination of the corporate structure or existence of the Borrower or any affiliate thereof and any corresponding restructuring of the Obligations, or any other restructuring or refinancing of the Obligations or any portion thereof;

          (vi) any modification, compromise, settlement or release by the Lenders, the Administrative Agent or the Documentation Agent, by operation of law or otherwise, collection or other liquidation of the

          Obligations or the liability of the Borrower and any other guarantor, or of any collateral, in whole or in part, and any refusal of payment by the Lenders, in whole or in part, from or any other guarantor in connection with any of the Obligations, whether or not with notice to, or further assent by, or any reservation of rights against, the Guarantor;

          (vii) the waiver of the performance or observance by the Borrower of any agreement, covenant, term or condition to be performed by it;

          (viii) the voluntary or involuntary liquidation, dissolution, sale of all or substantially all of the property, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar application or proceeding affecting the Borrower or any of its assets;

          (ix) the release of the Borrower from the performance or observance of any agreements, covenants, terms or conditions contained in any agreement or document evidencing or relating to the Obligations or any of the Credit Documents by operation of law; or

          (x) any other circumstance (including, but not limited to, any statute of limitations) which might otherwise constitute a defense available to, or a discharge of, the Guarantor.

     This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Lenders upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

     SECTION 4.  WAIVERS.  The Guarantor waives presentment to, demand of
                 -------
payment from and protest to the Borrower, or any other guarantor of any of the Obligations, and also waive notice of acceptance of their guarantee and notice of protest for non-payment. The Guarantor hereby further waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Guaranty and any requirement that the Lenders protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Borrower, or any other person or any collateral.

     SECTION 5.  COVENANTS.  The Guarantor hereby waives any right to require
                 ---------
the Lenders to proceed against the Borrower, any other guarantor or any person or proceed against any collateral, or pursue any other remedy in the power of the Lenders.

     SECTION 6.  SUBROGATION.  Upon payment by the Guarantor of any sums to the
                 -----------
Lenders hereunder, all rights of the Guarantor against the Borrower arising as a result thereof by way of right of subrogation or otherwise, shall in all respects be subordinate and junior in right of payment to the prior final and indefeasible payment in full of all the Obligations. If any amount shall be paid to the Guarantor for the account of the Borrower, such amount shall be held in trust for the benefit of the Lenders and shall forthwith be paid to the Lenders to be credited and applied to the Obligations, whether matured or unmatured.

     SECTION 7.  AMENDMENTS, ETC.  No amendment or waiver of any provision of
                 ---------------
this Guaranty nor consent to any departure by the Guarantor herefrom shall in any event be effective unless the same shall be in writing and signed by the Lenders, the Administrative Agent and the Documentation Agent and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     SECTION 8.  NOTICES, ETC.  All notices and other communications provided
                 ------------
for hereunder shall be in writing and shall be given in the manner set forth in
Section 10.5 of the Credit Agreement and with copies specified therein, if to the Lenders, the Administrative Agent and the Documentation Agent, to their respective addresses as specified in the Credit Agreement and if to the Guarantor, to: J. Gordon Gaines, Inc., 3760 River Run Drive, Birmingham, Alabama 35243, Attention: Donald W. Thornton, Esq., Senior Vice President, General Counsel and Secretary, Telecopy No. (205) 970-7007.

     SECTION 9.  NO WAIVER, REMEDIES.  No failure on the part of the Lenders to
                 -------------------
exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law, the Credit Agreement or any other agreement relating to the Obligations.

     SECTION 10. RIGHT OF SET-OFF.  Upon the occurrence and during the
                 ----------------
continuance of any Event of Default, the Lenders are hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lenders to or for the credit or the account of the Guarantor against any and all of the Obligations of the Guarantor now or hereafter existing under this Guaranty, irrespective of whether the Lenders shall have made any demand under this Guaranty and although such Obligations may be contingent and unmatured. The rights of the Lenders under this Section 10 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Lenders may have.

     SECTION 11. CONTINUING GUARANTY; TRANSFER OF NOTE; RELEASE OF GUARANTY.
                 ----------------------------------------------------------
This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until the indefeasible payment in full in cash of all of the Obligations and all other amounts payable under this Guaranty, (ii) be binding upon the Guarantor, its successors and assigns, and (iii) inure to the benefit of and be enforceable by the Lenders and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), the Lenders may assign or otherwise transfer any instrument of indebtedness of the Borrower held by it, or any interest therein, or grant any participation in its rights or Obligations under any agreement relating to the Obligations and the Credit Agreement subject to the provisions of such agreement to any other person, and such other person shall thereupon become vested with all the rights in respect thereof granted to the Lenders.

     SECTION 12.  JURISDICTION; WAIVER OF JURY TRIAL.  (A)  THE  GUARANTOR
                  ----------------------------------
HEREBY IRREVOCABLY SUBMITS ITSELF TO THE NONEXCLUSIVE JURISDICTION OF ANY STATE COURT WITHIN MECKLENBURG COUNTY, NORTH CAROLINA OR ANT FEDERAL COURT LOCATED WITHIN THE WESTERN DISTRICT OF THE STATE OF NORTH CAROLINA, AND ANY APPELLATE COURT FROM ANY THEREOF, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, AND HEREBY WAIVES, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE ABOVE-NAMED COURTS FOR ANY REASON WHATSOEVER, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THIS GUARANTY MAY NOT BE ENFORCED IN OR BY SUCH COURTS. NEITHER THE GUARANTOR NOR THE LENDERS WILL SEEK TO CONSOLIDATE SUCH PROCEEDING INTO ANY ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.

          SECTION 13.  APPLICABLE LAW.  THIS GUARANTY SHALL IN ALL RESPECTS BE
                       --------------
CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NORTH CAROLINA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.

          SECTION 14.  EXPENSES OF THE LENDER.  The Guarantor agrees to pay all
                       ----------------------
reasonable and necessary out-of-pocket expenses incurred by the Administrative Agent and the Lenders in connection with the enforcement or protection of their rights in connection with this Guaranty including, but not limited to, the reasonable fees and disbursements of counsel for the Lenders and the Administrative Agent




                         [SIGNATURE ON FOLLOWING PAGE]

          IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                              J. GORDON GAINES, INC.



                              BY:___________________________
                                 NAME:
                                 TITLE:

                                   EXHIBIT B
                                      TO
                                FIRST AMENDMENT

                               WARRANT AGREEMENT


          This Warrant Agreement, dated as of April 14, 1999, by and among Vesta Insurance Group, Inc., a Delaware corporation with its principal offices in Birmingham, Alabama (the "Company"), and the banks and financial institutions
                             -------
listed on the signature pages hereto (the "Lenders").
                                           -------

          WHEREAS, the Company and the Lenders have entered into the First Amendment dated as of April 14, 1999 (the "Amendment") to Amended and Restated
                                           ---------
Credit Agreement dated as of April 8, 1997 (as amended, modified or otherwise supplemented, the "Credit Agreement"), pursuant to which the Lenders have agreed
                   ----------------
to modify the terms of the Credit Agreement and the Credit Documents referred to therein;

          WHEREAS, it is a condition precedent to the closing of the transactions contemplated by the Amendment that the Company enter into this Warrant Agreement, pursuant to which the Company has agreed, among other things, to issue to each of the Lenders Warrants to purchase that number of shares of the common stock of the Company, par value $.01 per share (the "Common Stock"),
                                                                ------------
specified for such Lender on Schedule I hereto at an initial exercise price per
                             ----------
share equal to $4.64.

          NOW, THEREFORE, in consideration of the premises, the agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Lenders agree as follows:


                                   ARTICLE I

          Section  1.01   Definition of Terms.  As used in the Agreement, the
                          -------------------
following capitalized terms shall have the meanings provided therefor in this
Section 1.01 or elsewhere as referred to in this Section 1.01:

          (a) Amendment.  See Preamble.
              ---------

          (b) Business Day.  A day other than a Saturday, Sunday, a legal
              ------------
holiday or other day on which the commercial banks in Charlotte, North Carolina are required by law to remain closed.

          (c) Change-in-Control.  Any of the events described in Section 8.1(l)
              -----------------
of the Credit Agreement.

          (d) Commission.  The Securities and Exchange Commission.
              ----------

          (e) Common Stock.  See Preamble.
              ------------

          (f) Common Stock Equivalent.  Warrants, options, subscriptions or
              -----------------------
purchase rights with respect to shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock or warrants, options, subscription or purchase rights with respect to such convertible or exchangeable securities.

          (g) Company.  See Preamble.
              -------

          (h) Credit Agreement.  See Preamble.
              ----------------

          (i) Eligible Holders.  As of a particular date, all of the holders of
              ----------------
Warrants or Warrant Shares.

          (j) Exchange Act. The Securities Exchange Act of 1934, as amended.
              ------------

          (k) Exercise Price.  $4.64 per Warrant Share, as such price may be
              --------------
adjusted from time to time pursuant of Article III hereof.

          (l) Exercise Time.  The date and time on which the Warrants become
              -------------
exercisable and transferable as follows:

              (i) that portion of the Warrants representing in the aggregate the right to purchase in excess of 6% (on a fully diluted basis) of the Company's outstanding Common Stock shall (A) become and remain exercisable and transferable on December 31, 1999 unless on or prior to such date Permanent Prepayments in the cumulative amount of $15,000,000 are made by the Company as required by the Credit Agreement, as amended by the Amendment, and (B) shall expire if such Permanent Prepayments are made by such date; and

              (ii) the remaining portion of the Warrants shall (A) become and remain exercisable and transferable on March 15, 2000 unless on or prior to such date the Permanent Prepayments in the cumulative amount of $25,000,000 are made by the Company as required by the Credit Agreement, as amended by the Amendment, and (B) expire if such Permanent Prepayments are made by such date;

provided, however, that (y) upon the effective date and time of any Change-in-
--------  -------
Control, any unexpired and unvested Warrant shall immediately vest unless in connection with such Change-in-Control, a Permanent Prepayment is made so that the aggregate amount of all such reductions equals $25,000,000; and (z) if required by applicable law, the exercise (but not the transfer) of all or any portion of the Warrants shall be subject to the prior filing of a statement with, and the obtaining of the approval of, the Alabama Department of Insurance pursuant to Alabama Code (S)27-29-3 (1975) and such other state insurance departments whose approval may be necessary to permit the Warrantholders to acquire and vote the Warrant Shares.

          (m) Expiration Date.  Each Warrant shall expire at 5:00 P.M., Alabama
              ---------------
time, on the fifth anniversary of the Exercise Time of such Warrant, or if such day is not a Business Day, the next succeeding day which is a Business Day.

          (n) Lenders.  See Preamble.
              -------

          (o) NASD.  National Association of Securities Dealers, Inc. and
              ----
NASDAQ: the Nasdaq National Market.
------

          (p) Permanent Prepayments. Payments made by the Company in respect of
              ---------------------
its obligations under the Credit Agreement on or after the First Amendment Closing Date (as defined in the Credit Agreement) that result in permanent reductions of the Facility A Commitments (as defined in the Credit Agreement).

          (q) Person.  An individual, partnership, joint venture, corporation,
              ------
limited liability company, trust, unincorporated organization or government or any department or agency thereof.

          (r) Registration Statement.  Any registration statement of the Company
              ----------------------
filed or to be filed with the Commission which covers any of the Warrant Shares, including all amendments (including post-effective amendments) and supplements thereto, all exhibits thereto and all material incorporated therein by reference.

          (s) Securities Act.  The Securities Act of 1933, as amended.
              --------------

          (t) Special Dividend.  See Section 3.01(b).
              ----------------

          (u) Warrant Certificate.  See Section 2.02.
              -------------------

          (v) Warrantholders.  The Lenders and any other holders of Warrants
              --------------
which have been transferred or assigned to such Persons in accordance with the terms of this Warrant Agreement.

          (w) Warrants.  The Warrants represented by the initial Warrant
              --------
Certificates issued to the Lenders hereunder and all other Warrant Certificates that may be issued in their place (together initially evidencing the right to purchase an aggregate of 1,330,800 shares of Common Stock).

          (x) Warrant Shares.  Common Stock purchasable upon exercise of the
              --------------
Warrants or any other securities for which the Warrants may become exercisable pursuant to Section 3.01 hereof.

                                  ARTICLE II
                   GRANT, DURATION AND EXERCISE OF WARRANTS

          Section 2.01  Grant of Warrants. Each Warrantholder is hereby granted
                        -----------------
the right to purchase the Warrant Shares, at any time on or after the appropriate Exercise Time and before the Expiration Date, at the Exercise Price, subject to the terms and conditions of this Warrant Agreement.

          Section 2.02  Warrant Certificate.  The Warrants shall be evidenced by
                        -------------------
one or more Warrant Certificates (each a "Warrant Certificate") in the form of
                                          -------------------
Exhibit A hereto and made a part hereof, with such appropriate insertions,
---------
omissions, substitutions and other variations as required or permitted by this Warrant Agreement.

          Section 2.03  Duration of Warrants.  Each Warrantholder may exercise
                        --------------------
the Warrants at any time and from time to time after the appropriate Exercise Time, and before 5:00 P.M., Alabama time, on the appropriate Expiration Date. If any of the Warrants either (a) do not vest at the appropriate Exercise Time or (b) are not exercised on or prior to the appropriate Expiration Date, they shall become void.

          Section 2.04  Exercise of Warrants.
                        --------------------

          (a) Each Warrantholder may exercise any of the Warrants by presentation and surrender of the Warrant Certificate representing the Warrants to the Company at its principal executive offices or at the office of its stock transfer agent, if any, with a subscription form in the form attached hereto as Annex A duly executed and accompanied by payment (by wire transfer, certified or
--------
bank check) of the full Exercise Price for each Warrant Share to be purchased.

          (b) Upon receipt of the Warrant Certificate representing the Warrants with the Subscription Form duly executed and accompanied by payment of the aggregate Exercise Price for the Warrant Shares for which the Warrants are then being exercised, the Company shall cause to be issued certificates for the total number of whole shares of Common Stock for which the Warrants are being exercised (adjusted to reflect the effect of any antidilution provisions contained in Article III hereof, if any, and as provided in Section 2.06) by any Warrantholder in such denominations as are requested for delivery to such Warrantholder, and the Company shall thereupon deliver such certificates to such Warrantholder. Such Warrantholder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Warrantholder. If at the time any Warrants are exercised a Registration Statement is not in effect to register under the Securities Act the Warrant Shares issuable upon exercise of such Warrants, the Company may require such Warrantholder to make such representations, and may place such legends on certificates representing the Warrant Shares and require such legal opinions, as may be reasonably required in the opinion of counsel to the Company to permit the Warrant Shares to be issued without such registration.

          (c) In case any Warrantholder shall exercise Warrants with respect to less than all of the Warrant Shares that may be purchased under the Warrant Certificate representing the Warrants, the Company shall execute a new Warrant Certificate in the form of Exhibit A hereto representing Warrants to purchase
                           ---------
the balance of such Warrant Shares and deliver such new Warrant Certificate to such Warrantholder.

          (d) The Company shall pay any and all stock transfer and similar taxes which may be payable in respect of the issue of any Warrant Shares to a Warrantholder; provided, however, that the Company shall not be required to pay
               --------  -------
any tax which may be payable in respect of any transfer involved in the issuance and delivery of certificates in a name other than that of a Warrantholder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

          Section 2.05  Reservation of Shares.  The Company hereby represents
                        ---------------------
that there are now 1,330,800 shares of Common Stock authorized but unissued and reserved for issuance and delivery upon exercise of the Warrants, and agrees that at all times there shall be reserved for issuance and delivery upon exercise of the Warrants such number of shares of Common Stock or other shares of capital stock of the Company from time to time issuable upon exercise of the Warrants. All such shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights.

          Section 2.06  Fractional Shares.  The Company shall not be required to
                        -----------------
issue any fraction of a share of its capital stock in connection with the exercise of any Warrants nor shall it be required to issue scrip or pay cash in lieu of fractional interests, and in any case where a Warrantholder would, except for the provisions of this Section 2.06, be entitled under the terms of this Warrant Agreement to receive a fraction of a share upon the exercise of any Warrants, the Company shall, upon the exercise of such Warrants in accordance with Section 2.04, round any fraction up or down to the nearest whole number of shares purchasable upon exercise of such Warrants.

          Section 2.07  Listing.  Concurrently with the issuance of the Warrants
                        -------
and subject to applicable securities laws with respect to the registration of such shares, if necessary, the Company shall apply for the listing of such Warrant Shares upon each national securities exchange or automated quotation system, if any, upon which shares of the Common Stock are then listed (subject to official notice of issuance upon exercise of such Warrants) and shall maintain, so long as any other shares of the same class of capital stock shall be so listed, such listing of all Warrant Shares from time to time issuable upon the exercise of such Warrants; and the Company shall use its best efforts to cause all shares of Common Stock issuable upon the exercise of any Warrants to be listed on each national securities exchange or automated quotation system on which the Common Stock is listed.

          Section 2.08  Insurance Approvals.  If the exercise of the Warrants
                        -------------------
shall be deferred either (a) pursuant to clause (z) of the proviso at the end of
Section 1.01(l) or (b) if at any time while the Warrants otherwise are exercisable a Warrantholder shall deliver to the Company an opinion of counsel to the effect that applicable insurance laws require that the Company obtain certain approvals from and/or make certain filings with appropriate insurance departments to permit the Warrantholders to acquire and vote the Warrant Shares (including, without limitation, any required filing with the Alabama Department of Insurance pursuant to Alabama Code (S)27-29-3 (1975), the Company shall, as soon as practicable, use its best efforts to secure such approvals from and make such filings with the appropriate offices and shall maintain any such approvals and/or filings, so long as any Warrant Shares are issued and outstanding or are issuable from time to time upon the exercise of such Warrants.


                                  ARTICLE III
                ADJUSTMENT OF NUMBER AND KIND OF WARRANT SHARES
                       PURCHASABLE AND OF EXERCISE PRICE

          The Exercise Price and the number and kind of Warrant Shares shall be subject to adjustment from time to time upon the happening of certain events as provided in this Article III.


          Section 3.01  Mechanical Adjustments.
                        ----------------------

          (a) Subject to the terms and provisions of the Credit Agreement, as amended by the Amendment, if at any time prior to the exercise of the Warrants in full, the Company shall (i) declare a dividend or make a distribution on the Common Stock payable in shares of its capital stock (whether shares of Common Stock or of capital stock of any other class); (ii) subdivide, reclassify or recapitalize outstanding Common Stock into a greater number of shares; (iii) combine, reclassify or recapitalize its outstanding Common Stock into a smaller number of shares; or (iv) issue any shares of its capital stock by reclassification of its Common Stock (including any such reclassification in connection with a consolidation or a merger in which the Company is the continuing corporation), the number and kind of Warrant Shares and the

Exercise Price in effect at the time of the record date of such dividend, distribution, subdivision, combination, reclassification or recapitalization shall be adjusted so that each Warrantholder shall be entitled to receive the aggregate number and kind of shares which, if the Warrants had been exercised in full immediately prior to such event, it would have owned upon such exercise and been entitled to receive by virtue of such dividend, distribution, subdivision, or the effective date, in the case of a subdivision, combination, recapitalization, to allow the purchase of such aggregate number and kind of shares; provided, however, that the provisions of this Section 3.01(a) shall not
        --------  -------
apply to any grants or issuances under any stock option plan of the Company.

          (b) Subject to the terms and provisions of the Credit Agreement, as amended by the Amendment, if at any time prior to the exercise of the Warrants in full, the Company shall fix a record date for the issuance or making a distribution to all holders of Common Stock (including any such distribution to be made in connection with a consolidation or merger in which the Company is to be the continuing corporation) of evidences of its indebtedness, any other securities of the Company or any cash, property or other assets (excluding a combination, reclassification or recapitalization referred to in Section 3.01(a), regular cash dividends or cash distributions paid out of net profits legally available therefor and in the ordinary course of business and subscription rights, options or warrants for Common Stock or Common Stock equivalents) (any such non-excluded event being herein called a "Special
                                                                 -------
Dividend"), the Exercise Price shall be decreased immediately after the record
--------
date for such Special Dividend by the market value (as determined by the Company's Board of Directors) of the evidences of indebtedness, securities or property, or other assets issued or distributed in such Special Dividend applicable to one share of Common Stock or of such subscription rights, options or warrants applicable to one share of Common Stock. Any adjustment required by this paragraph 3.01(b) shall be made successively whenever such a record date is fixed and in the event that such distribution is not so made, the Exercise Price shall again be adjusted to be the Exercise Price that was in effect immediately prior to such record date.

          (c) Subject to the terms and provisions of the Credit Agreement, as amended by the Amendment, if at any time prior to the exercise of the Warrants in full, the Company shall make a distribution to all holders of Common Stock of the common stock of a subsidiary of the Company or securities convertible into or exercisable for such stock, then in lieu of an adjustment in the Exercise Price and the number of Warrant Shares purchasable upon the exercise of the Warrants, each Warrantholder, upon the exercise thereof at any time after such distribution, shall be entitled to receive from the Company, such subsidiary or both, as the Company shall determine, the stock or other securities to which such Warrantholder would have been entitled if such Warrantholder had exercised all of the Warrants immediately prior thereto, all subject to further adjustment as provided in this Article III, and the Company shall reserve, for the life of the Warrants, such securities of such subsidiary.

          (d) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least five cents ($.05) in such price; provided, however, that any adjustments which by reason of this
               --------  -------
Section 3.01(d) are not required to be
made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 3.01 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Notwithstanding anything in this Section 3.01 to the contrary, the Exercise Price shall not be reduced to less than the then existing par value of the Common Stock as a result of any adjustment made hereunder.

          (e) In the event that at any time, as a result of any adjustment made pursuant to Section 3.01(a), a Warrantholder thereafter shall become entitled to receive any shares of the Company other than Common Stock, thereafter the number of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in
Section 3.01(a) or this Section 3.01(e).

          Section 3.02  Notices of Adjustment.  Whenever there is, pursuant to
                        ---------------------
Section 3.01 hereof, any adjustment in the number and kind of Warrant Shares purchasable hereunder or any adjustment of the Exercise Price therefor, the Company shall prepare and deliver forthwith to each Warrantholder a certificate signed by its President, and by any Vice President, Treasurer or Secretary, setting forth the adjusted number and kind of stock, securities or assets, as the case may be, purchasable upon the exercise of the Warrants and the Exercise Price therefor, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which adjustment was made.

          Section 3.03  Preservation of Purchase Rights in Certain Transactions.
                        -------------------------------------------------------
Subject to the terms and provisions of the Amendment, in case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value of the Common Stock) or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of the Warrants) or in case of any sale, lease, transfer or conveyance to another corporation of the property and assets of the Company as an entirety or substantially as an entirety, the Company shall cause such successor or purchasing corporation, as the case may be, to execute with the Warrantholders an agreement granting the Warrantholders the right thereafter, upon payment of the Exercise Price in effect immediately prior to such action, to receive upon exercise of the Warrants the kind and amount of shares and other securities and property which they would have owned or have been entitled to receive, after the happening of such reclassification, change, consolidation, merger, sale or conveyance, had the Warrants been exercised immediately prior to such action. Such agreement shall provide for adjustments in respect of such shares of stock and other securities and property, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article III. In the event that in connection with any such reclassification, capital reorganization, change, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for, or of, a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Article III. The provisions of this Section 3.03 shall similarly apply to successive reclassification, capital reorganizations, consolidations, mergers, sales or conveyances.

          Section 3.04  Forms of Warrant Agreement and Warrant Certificates
                        ---------------------------------------------------
After Adjustments. The forms of this Warrant Agreement and any Warrant
-----------------
Certificates issued in connection herewith need not be changed because of any adjustments in the Exercise Price or the number or kind of the Warrant Shares, and Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the applicable Warrant Certificate, as initially issued.

          Section 3.05  Treatment of Warrantholders.  Prior to due presentment
                        ---------------------------
for registration of transfer of the Warrants, the Company may deem and treat a Warrantholder as the absolute owner of the Warrants (notwithstanding any notation of ownership or other writing hereon) for all purposes and shall not be affected by any notice to the contrary.


                                   ARTICLE IV
             OTHER PROVISIONS RELATING TO RIGHTS OF WARRANTHOLDERS

          Section 4.01  No Rights as Shareholders; Notice to Warrantholders.
                        ---------------------------------------------------
Nothing contained in this Warrant Agreement or any Warrant Certificate shall be construed as conferring upon any Warrantholder the right to vote or to receive dividends or to consent or to receive notice as a shareholder in respect of any meeting of shareholders for the election of directors of the Company or of any other matter, or any rights whatsoever as shareholders of the Company. The Company shall give notice to the Warrantholders by certified mail if at any time prior to the expiration or exercise in full of the Warrants, any of the following events shall occur (each in accordance with the terms and provisions of the Credit Agreement, as amended by the Amendment):

          (a) the Company shall authorize the payment of any dividend payable in any securities upon shares of Common Stock or authorize the making of any distribution (other than a regular cash dividend or cash distribution paid out funds legally available therefor and in the ordinary course of business) to all holders of Common Stock;

          (b) the Company shall authorize the issuance to all holders of Common Stock of any additional shares of Common Stock or Common Stock Equivalents or of rights, options or warrants to subscribe for or purchase Common Stock or Common Stock Equivalents or of any other subscription rights, options or warrants;

          (c) a dissolution, liquidation or winding up of the Company shall be proposed; or

          (d) a capital reorganization or reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value of the Common Stock) or any consolidation or merger of the Company with or into another corporation (other than consolidation or merger which the Company is the continuing corporation and that does not result in any reclassification or change of Common Stock outstanding) or in the case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety.

          Such giving of notice shall be initiated at least two Business Days prior to the date fixed as a record date or effective date or the date of closing of the Company's stock transfer books for the determination of the shareholders entitled to such dividend, distribution or issuance, or for the determination of the shareholders entitled to such dividend, distribution or issuance, or for the determination of the shareholders entitled to vote on such proposed reorganization, dissolution, liquidation or winding up. Such notice shall specify such record date or the date of closing the stock transfer books, as the case may be. Failure to provide such notice shall not affect the validity of any action taken in connection with such dividend, distribution or issuance, or such proposed reorganization, dissolution, liquidation or winding up.

          All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made and sent when delivered, or mailed by registered or certified mail, return receipt requested pursuant to Section 8.10.


          Section 4.02  Lost, Stolen, Mutilated or Destroyed Warrant
                        --------------------------------------------
Certificates.  If any Warrant Certificate is lost, stolen, mutilated or
------------
destroyed, the Company may, on such terms as to indemnity or otherwise as it may in its discretion impose (which shall, in the case of a mutilated Warrant Certificate, include the surrender thereof), issue a new Warrant Certificate representing warrants of like denomination and tenor as, and in substitution for, such Warrant Certificate.

          Upon receipt by the Company of evidence reasonably satisfactory to it of theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, or indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.



                                   ARTICLE V
                             SPLIT-UP, COMBINATION
                       EXCHANGE AND TRANSFER OF WARRANTS

          Section 5.01  Split-Up, Combination, Exchange and Transfer of
                        -----------------------------------------------
Warrants. Subject to the provisions of Section 5.02 hereof, any Warrant
--------
Certificate issued pursuant to this Warrant Agreement may be split up, combined or exchanged for another Warrant Certificate or Certificates containing the same terms to purchase a like aggregate number of Warrant Shares. If a Warrantholder desires to split up, combine or exchange any Warrant Certificate issued pursuant to the Warrant Agreement, it shall make such request in writing delivered to the Company and shall surrender to the Company such Warrant Certificate to be so split-up, combined or exchanged. Upon any such surrender for a split-up, combination or exchange, the Company shall execute and deliver to the person or persons entitled thereto a Warrant Certificate or any Warrant Certificate issued pursuant to this Warrant Agreement, as the case may be, as so requested. The Company shall not be required to effect any split-up, combination or exchange which will result in the issuance of Warrant Certificates entitling the Warrantholder thereof to purchase upon exercise a fraction of a Warrant Share. The Company may require such Warrantholder to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any split-up, combination or exchange of Warrants.

          Section 5.02  Restrictions on Transfer.  No Warrant may be transferred
                        ------------------------
until the applicable Exercise Time of such Warrant; thereafter, there shall be no restriction on the ability of the Lenders to transfer beneficial interest in the Warrants, provided that any such transfers shall be made only in accordance
              --------
with and subject to the provisions of the Securities Act and the rules and regulations promulgated thereunder.



                                   ARTICLE VI
                              REGISTRATION RIGHTS

          Section 6.01  Piggy-back Registrations.  If the Company shall file a
                        ------------------------
Registration Statement (other than on Form S-4, Form S-8, or any similar successor forms) to register shares of Common Stock with the Commission while any Warrants or Warrant Shares are outstanding, the Company shall give all of the Eligible Holders at least 30 days prior written notice of the filing of such registration statement. If requested by any Eligible Holder in writing within 10 days after receipt of any such notice, the Company shall, at the Company's sole expense (other than the underwriting discounts, if any, payable in respect of the Warrant Shares sold by any Eligible Holder) register and include in such registered offering, all or, at each Eligible Holder's option, any portion of the Warrant Shares of any Eligible Holder who shall have made such request, and will use all reasonable efforts through its officers, directors, auditors and counsel to cause (a) such registration statement to become effective as promptly as practicable and (b) if requested by the Eligible Holder, to keep such registration statement effective for at least 24 months. Notwithstanding the foregoing, if the managing underwriter of any such offering shall advise the Company in writing that, in its opinion, the distribution of all or a portion of the Warrant Shares requested to be included in the registration concurrently with the securities being registered by the Company, would materially adversely affect the distribution of such securities by the Company for its own account, then the number of Warrant Shares held by such Eligible Holder to be included in such registration statement shall be reduced to the extent advised by such managing underwriter, but not in greater proportion than the smallest proportionate reduction in the number of shares of Common Stock included in the registration statement for the account of any person other than the Company.

          Section 6.02. Demand Registration. If, on any two occasions subsequent
                        -------------------
to March 15, 2000, the Company shall receive a written request from Eligible
 Holders who in the aggregate own (or upon exercise of all Warrants then outstanding would own) 30% of the Warrant Shares to register the sale of all or part of such Warrant Shares, the Company shall, at the Company's sole expense (other than the underwriting discounts, if any, payable in respect of the Warrant Shares sold by any Eligible Holder) within 60 days of the receipt of such request, prepare and file with the Commission a registration statement registering the Warrant Shares and will use all reasonable efforts through its officers, directors, auditors and counsel to (a) cause such registration statement to become effective as promptly as practicable and (b) if requested, keep such registration statement effective for at least 24 months, provided that
                                                                   --------
the Company shall not be required to register the sale of Warrant Shares in an amount that is less than 1% (on a fully diluted basis) of the Company's outstanding Common Stock. Within three Business Days after receiving any request contemplated by this Section 6.02, the Company shall give written notice to all other Eligible Holders, advising each of them that the Company is proceeding with such registration and offering to include therein all or any portion of any such other Eligible Holder's Warrant Shares, provided that the
                                                            --------
Company receives a written request to do so from such Eligible Holder within 30 days after receipt by him or it of the Company's notice. If, in connection with any underwritten registration initiated pursuant to this Section 6.02, the underwriter of such registration advises the Eligible Holders that marketing factors require a limitation of the number of shares to be underwritten, no Warrant Shares requested by an Eligible Holder to be included in such registration shall be excluded from the underwriting unless all securities other than Warrant Shares are first excluded.

          Section 6.03. State Securities Law Compliance.  In the event of a
                        -------------------------------
registration pursuant to the provisions of this Article VI, the Company shall use its best efforts to cause the Warrant Shares so registered to be registered or qualified for sale under the securities or blue sky laws of such jurisdictions as the Eligible Holders may reasonably request; provided, however,
                                                              --------  -------
that the Company shall not be required to qualify to do business in any state by reason of this Section 6.03 in which it is not otherwise required to qualify to do business.

          Section 6.04. Registration Statements.  The Company shall keep
                        -----------------------
effective any registration or qualification contemplated by this Article VI for at least 24 months and shall from time to time amend or supplement each applicable registration statement, preliminary prospectus, final prospectus, application, document and communication for such period of time (or such shorter period as shall be required to permit the Eligible Holders to complete the offer and sale of the Warrant Shares covered thereby); provided, however, that, if the
                                                 --------  -------
Company is required to keep any such registration or qualification in effect as its relates to securities other than the Warrant

Shares beyond such 24 month period, the Company shall keep any such registration or qualification in effect as it relates to the Warrant Shares for so long as such registration or qualification remains or is required to remain in effect of such other securities.

          Section 6.05. Prospectus.  In the event of a registration pursuant to
                        ----------
the provisions of this Article VI, the Company shall furnish to each Eligible Holder such number of copies of the registration statement and of each amendment and supplement thereto (including each preliminary prospectus and final prospectus) as may be requested by it, all of which shall conform to the requirements of the Securities Act and the rules and regulations thereunder.

          Section 6.06. Opinions of Counsel; Cold Comfort Letters.  In the event
                        -----------------------------------------
of a registration pursuant to the provisions of Article VI, the Company shall furnish each Eligible Holder of any Warrant Shares so registered and, in the case of an underwritten offering, shall furnish the underwriters thereof, with an opinion of its counsel in customary form to the effect that (a) the registration statement has become effective under the Securities Act and, to such counsel's knowledge, no order suspending the effectiveness of the registration statement, preventing or suspending the use of the registration statement, any preliminary prospectus, any final prospectus or any amendment or supplement thereto has been issued, nor, to such counsel's knowledge, has the Commission or any securities or blue sky authority of any jurisdiction instituted or threatened to institute any proceedings with respect to such order, and (b) the registration statement and each prospectus forming a part thereof (including each preliminary prospectus), and any amendment or supplement thereto, complies as to form with the Securities Act and the rules and regulations thereunder. Such counsel shall furnish a statement, in customary form, to the effect that such counsel has no knowledge of any material misstatement or omission in such registration statement or any prospectus, as amended or supplemented. In the case of an underwritten offering, the Company shall cause its independent accountants to furnish to the underwriters thereof a "cold comfort letter" in customary form. A "blue sky" survey or memorandum furnished at the Company's expense shall state the jurisdictions in which the Warrant Shares have been registered or qualified for sale pursuant to the provisions of Section 6.03.

          Section 6.07. Indemnity and Underwriting Agreements.  In the event of
                        -------------------------------------
an underwritten registration pursuant to the provisions of Article VI, the Company and, upon the request of the underwriter of the registration, each Eligible Holder who requests to have Warrant Shares included in such registration pursuant to Section 6.01, shall enter into a cross-indemnity agreement and a contribution agreement, each in customary form, with each underwriter, if any, and, if requested, enter into an underwriting agreement containing conventional representations, warranties, allocation of expenses and customary closing conditions, including, without limitation, opinions of counsel and accountants' cold comfort letters, with any underwriter who acquires any Warrant Shares; provided that no Eligible Holder shall be required to make any
                --------
representation or warranty or agree to any obligation in respect of indemnity or contribution except as to statements or omissions, if any, made in any registration statement, preliminary prospectus or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, or in any application (as defined below), in reliance upon and in conformity with written information furnished to the Company with respect to such Eligible Holder by or on behalf of such Eligible Holder expressly for inclusion in any such registration statement, preliminary prospectus, or any amendment or supplement thereto, or in any application, as the case may be.

          Section 6.08. Rule 144 Information.  The Company agrees that until all
                        --------------------
the Warrant Shares have been sold under a registration statement or pursuant to Rule 144 under the Securities Act, it shall keep current in filing all reports, statements and other materials required to be filed with the Commission to permit holders of the Warrant Shares to sell such securities under Rule 144.

          Section 6.09. Information Requests.   In connection with a request for
                        --------------------
registration pursuant to Section 6.01 or 6.02 herein, the Eligible Holders agree to provide the Company with such information as is reasonably required by the Company in connection with the preparation of the Registration Statement upon a request therefor, including a plan of distribution and beneficial ownership information.


                                  ARTICLE VII
                                   INDEMNITY

          Section 7.01. Indemnity by the Company.  Subject to the conditions set
                        ------------------------
forth below, the Company agrees to indemnify and hold harmless each Eligible Holder, its officers, directors, partners, employees, agents and counsel, and each person, if any, who controls any such person within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, from and against any and all loss, liability, charge, claim, damage and expense whatsoever (which shall include, for all purposes of this Article VII, without limitation, attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), as and when incurred, arising out of, based upon, or in connection with any untrue statement, or alleged untrue statement of a material fact contained (a) in any registration statement, preliminary prospectus or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, relating to the sale of any of the Warrant Shares, or (b) in any application or other document or communication (in this Article VII collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to register or qualify any of the Warrant Shares under the securities or blue sky laws thereof or filed with the Commission or any securities exchange; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company, with respect to such Eligible Holder by or on behalf of such person expressly for inclusion in any registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be; provided,
                                                               --------
however, that the foregoing indemnity with respect to any preliminary
--------
prospectus would not inure to the benefit of any Eligible Holder if the Eligible Holder failed to send or give a copy of the final prospectus to the person asserting such claim at or prior to the written confirmation of the sale to such person and the final prospectus did not contain any untrue statement or alleged untrue statement or omission or alleged omission giving rise to such claim. The foregoing agreement to indemnify shall be in addition to any liability the Company may otherwise have, including liabilities arising under this Warrant Agreement.

          If any action is brought against any Eligible Holder or any of its officers, directors, partners, employees, agents or counsel, or any controlling persons of such person (an "indemnified party") in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such indemnified party or parties shall promptly notify the Company in writing of the institution of such action (but the failure so to notify shall not relieve the Company from any liability other than pursuant to this Section 7.01) and the Company shall promptly assume the defense of such action, including the employment of counsel (reasonably satisfactory to such indemnified party or parties) and payment of expenses. Such indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or the Company shall not have promptly employed counsel reasonably satisfactory to such indemnified party or parties to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded, based on advice of counsel, that there may be one or more legal defenses available to it or them or to other indemnified parties which are different from or additional to those available to the Company, in any of which events such fees and expenses shall be borne by the Company and the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties. Anything in this Article VII to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent, which consent shall not be unreasonably withheld. The Company shall not, without the prior written consent of each indemnified party that is not released as described in this sentence, settle or compromise any action, or permit a default or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, in respect of which indemnity may be sought hereunder (whether or not any indemnified party is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each indemnified party from all liability in respect of such action. The Company agrees promptly to notify the Eligible Holders of the commencement of any litigation or proceeding against the Company or any of its officers or directors in connection with the sale of any Warrant Shares or any preliminary prospectus, prospectus, registration statement or amendment or supplement thereto, or any application relating to any sale of any Warrant Shares.

          Section 7.02. Indemnity by Eligible Holders.  Each Eligible Holder
                        -----------------------------
participating in any registration under Article VI shall indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall have signed the registration statement covering Warrant Shares held by the Eligible Holder, each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, and its or their respective counsel, to the same extent as the foregoing indemnity from the Company to the Eligible Holders in Section 7.01, but only with respect to statements or omissions, if any, made in any registration statement, preliminary prospectus or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information furnished to the Company with respect to such Eligible Holder by or on behalf of such Eligible Holder expressly for inclusion in any such registration statement, preliminary prospectus or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be. If any action shall be brought against the Company or any other person so indemnified, based on any such registration statement, preliminary prospectus or final prospectus, or any amendment or supplement thereto, or in any application, and in respect of which indemnity may be sought against such Eligible Holder pursuant to this Section 7.02, such Eligible Holder shall have the rights and duties given to the Company and the Company and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of Section 7.01.

          Section 7.03. Contribution.  To provide for just and equitable
                        ------------
contribution, if (a) an indemnified party makes a claim for indemnification pursuant to Section 7.01 or 7.02 (subject to the limitations thereof) but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Warrant Agreement expressly provides for indemnification in such case, or (b) any indemnified or indemnifying party seeks contribution under the Securities Act, the Exchange Act or otherwise, then the Company (including for this purpose any contribution made by or on behalf of any director of the Company, any officer of the Company who signed any such registration statement, any controlling person of the Company, and its or their respective counsel), as one entity, and the Eligible Holders of the Warrant Shares included in such registration in the aggregate (including for this purpose any contribution by or on behalf of an indemnified party), as a second entity, shall contribute to the losses, liabilities, claims, damages and expenses whatsoever to which any of them may be subject, on the basis of relevant equitable considerations such as the relative fault of the Company and such Eligible Holders in connection with the facts which resulted in such losses, liabilities, claims, damages and expenses. The relative fault, in the case of an untrue statement, alleged untrue statement, omission or alleged omission shall be determined by, among other things, whether such statement, alleged statement, omission or alleged omission relates to information supplied by the Company or by such Eligible Holders, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement, alleged statement, omission or alleged omission. The Company and each Warrantholder agree that it would be unjust and inequitable if the respective obligations of the Company and the Eligible Holders for the contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages and expenses (even if the Eligible Holders and the other indemnified parties were treated as one entity for such purpose) or by any other method of allocation that does not reflect the equitable considerations referred to in this Section 7.03. In no case shall any Eligible Holder be responsible for a portion of the contribution obligation imposed on all Eligible Holders in excess of its pro rata share based on the number of shares of Common Stock owned (or which would be owned upon exercise of all Warrant Shares) by it and included in such registration as compared to the number of shares of Common Stock owned (or which would be owned upon exercise of all Warrant Shares) by all Eligible Holders and included in such registration. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 7.03, each person, if any, who controls any Eligible Holder within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and each officer, director, partner, employee, agent and counsel of each such Eligible Holder or control person and each, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed any such registration statement, each director of the Company and its or their respective counsel shall have the same right to contribution as the Company, subject in each case to the provisions of this Section 7.03. Anything in this Section 7.03 to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 7.03 is intended to supersede any right to contribution under the Securities Act, the Exchange Act or otherwise.


                                  ARTICLE VII
                                 OTHER MATTERS

          Section  8.01. Company and Lender Representations.  (a) The Company
                         ----------------------------------
hereby represents and warrants that (i) all necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Warrant Agreement and any Warrant Certificates issued in connection herewith and, upon exercise of the Warrants or any successor warrants, the issuance of the Warrant Shares, and (ii) this Warrant Agreement and the initial Warrant Certificate representing the Warrants issued to the Warrantholders have been duly and validly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by generally equitable principles.

               (b) Each Lender, severally with respect to itself and not for any other Lender, hereby represents and warrants, both on its own behalf and on behalf of any affiliate of such Lender that has been designated by such Lender to acquire or hold all or a portion of the Warrants granted to such Lender hereunder (any such affiliate, together with its affiliated Lender, is referred to herein as a "Warrant Acquiror"), that (i) each such Warrant
                            ----------------
Acquiror is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act, (ii) each such Warrant Acquiror is acquiring the Warrants or Warrant Shares for its own account for investment and not with a view toward distribution, and no such Warrant Acquiror has any present agreement, arrangement or commitment to dispose of any Warrants or Warrant Shares, in each case except pursuant to a registered offering under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws, and
(iii) each such Warrant Acquiror understands that neither the Warrants nor the Warrant Shares have been registered under the Securities Act or any applicable state securities laws.

          Section 8.02.  Successors and Assigns.  All the covenants and
                         ----------------------
provisions of this Warrant Agreement by or for the benefit of the Company or the Warrantholders shall bind and inure to the benefit of their respective successors and assigns hereunder.

          Section 8.03.  No Inconsistent Agreements.  The Company will not on or
                         --------------------------
after the date of this Warrant Agreement enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Warrantholders or otherwise conflicts with the provisions hereof. The rights granted to the Warrantholders hereunder do not in any way conflict with and are not inconsistent with the rights granted to holders of the Company's securities under any other agreements.

          Section 8.04.  Integration/Entire Agreement.  This Warrant Agreement
                         ----------------------------
and any Warrant Certificate issued in connection herewith are intended by the parties as final expressions of their agreement and intended to be complete and exclusive statements of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. This Warrant Agreement and any Warrant Certificates issued hereunder supersede all or prior agreements and understandings between the parties with respect to such subject matter.

          Section 8.05.  Amendments and Waivers.  The provisions of this Warrant
                         ----------------------
Agreement may not be amended, modified, supplemented or waived except pursuant to a written instrument signed by the Company and a majority in interest of the Eligible Holders.

          Section 8.06   Survival.  The obligations of the Company, the
                         --------
Warrantholders and each Eligible Holder under Articles V, VI, VII and VIII of this Warrant Agreement shall survive the exercise of all of the Warrants.

          Section 8.07   Governing Law.  This Warrant Agreement and any Warrant
                         -------------
Certificate issued in connection herewith shall be governed by and construed in accordance with the internal laws of the State of Delaware.

          Section 8.08.  Severability.  In the event that any one or more of the
                         ----------------
provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provisions in every other respect, and of the remaining provisions contained herein, shall not be affected or impaired thereby.

          Section 8.09.  Attorneys' Fees.  In any action or proceeding brought
                         ---------------
to enforce any provisions of this Warrant Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorney's fees and disbursements in addition to its costs and expenses and any other available remedy.

          Section 8.10.  Notice.  Any notices or certificates by the Company to
                         ------
any Warrantholder and by any Warrantholder to the Company shall be deemed delivered if in writing and delivered in person or by registered or certified mail (return receipt requested), if to any Warrantholder, to it at the address for notices set forth on its signature page hereto, with a copy to Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York 10178, Attention: Robert H. Scheibe, Esq., Telecopy No. (212) 309-6273 or at such other address as is designated by written notice to the Company, and if to the Company, addressed to it at: Vesta Insurance Group, Inc., 3760 River Run Drive, Birmingham, Alabama 35243, Attention: Mr. Brian R. Meredith, Senior Vice President - Finance and Treasurer, Telecopy No. (205) 970-7007, with a copy to Vesta Insurance Group, Inc., 3760 River Run Drive, Birmingham, Alabama 35243, Attention: Donald W. Thornton, Esq., Senior Vice President, General Counsel and Secretary, Telecopy No. (205) 970-7007.

          The Company may change its address by written notice to the Warrantholders and any Warrantholder may change its address by written notice to the Company.


                        [SIGNATURES ON FOLLOWING PAGES]

          IN WITNESS WHEREOF, this Warrant Agreement has been duly executed by the Company under its corporate seal as of the 14th day of April, 1999.


                              VESTA INSURANCE GROUP, INC.


                              By:_________________________________
                                 Name:
                                 Title:

ACCEPTED AND AGREED:

FIRST UNION NATIONAL BANK


By:_________________________________
   Name:
   Title:

Address for notices:

First Union National Bank
One First Union Center, 5th Floor
301 South College Street
Charlotte, North Carolina  28288-0735
Attention:  Tom Cambern
Telephone: (704) 383-1172
Telecopy: (704) 383-6249

SOUTHTRUST BANK, NATIONAL ASSOCIATION


By:_________________________________
   Name:
   Title:

Address for notices:

420 North 20th Street
Birmingham, Alabama 35203
Attention:  Curtis Perry
Telephone: (205) 254-5799
Telecopy: (205) 254-5022

BANK OF AMERICA NATIONAL TRUST AND
  SAVINGS ASSOCIATION


By:_________________________________
   Name:
   Title:

Address for notices:

901 Main Street, 66th Floor
Dallas, Texas  75202
Attention:  William E. Livingston, IV
Telephone: (214) 209-2023
Telecopy: (214) 209-3533


BANK OF TOKYO-MITSUBISHI TRUST
   COMPANY


By:_________________________________
   Name:
   Title:

Address for notices:

1251 Avenue of the Americas
15th Floor, Special Assets Unit
New York, New York  10020-1104
Attention:  John Blasi
Telephone: (212) 782-4831
Telecopy: (212) 782-6444

THE FIRST NATIONAL BANK OF CHICAGO


By:_________________________________
   Name:
   Title:

Address for notices:

Insurance Companies Division
One First National Plaza, Mail Suite 0085
Chicago, Illinois  60670-0085
Attention:  Deb Pyne
Telephone: (312) 732-4567
Telecopy: (312) 732-6222


WACHOVIA BANK, N.A.


By:_________________________________
   Name:
   Title:

Address for notices:

191 Peachtree Street, 29th Floor
Atlanta, Georgia  30303
Attention:  William B. Nixon
Telephone: (404) 332-4884
Telecopy: (404) 332-5016

                                  Schedule I
                                  ----------

                            Allocation of Warrants


     Name of Lender                     Number of Warrant Shares
     --------------                     ------------------------
First Union National Bank                    266,160

Southtrust Bank, National Association        266,160

Bank of America National Trust and
     Savings Association                     199,620

Bank of Tokyo-Mitsubishi Trust Company       199,620

The First National Bank of Chicago           199,620

Wachovia Bank, N.A.                          199,620

                                                                    EXHIBIT A TO
                                                                    ---------
                                                               WARRANT AGREEMENT


THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON THE EXERCISE THEREOF MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

VOID AFTER 5:00 P.M., ALABAMA TIME, ON THE APPROPRIATE EXPIRATION DATE (AS DEFINED IN THE WARRANT AGREEMENT REFERRED TO HEREIN).



                        WARRANT CERTIFICATE REPRESENTING
                       WARRANTS TO PURCHASE SHARES OF THE
                                 COMMON STOCK, $.01 PAR VALUE PER SHARE,
                                       OF
                          VESTA INSURANCE GROUP, INC.

No. W-__  _______ Shares


          This certifies that ___________________________ (the "Warrantholder")
                                                                -------------
is entitled to purchase from Vesta Insurance Group, Inc., a corporation incorporated under the laws of Delaware (the "Company"), subject to the terms
                                              -------
and conditions hereof, at any time on or after the appropriate Exercise Time and before the corresponding Expiration Date (each as defined in the Warrant Agreement described below), _______ fully paid and non-assessable shares of the Common Stock, $.01 par value per share, of the Company stated above at the initial exercise price, subject to adjustment in certain events (the "Exercise
                                                                      --------
Price"), of $4.64 per share of Common Stock upon surrender of this Warrant
-----
Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the Warrant Agreement dated as of April 14, 1999, by and among the Company and the banks and financial institutions listed on the signature pages thereto (the "Warrant
                                                                   -------
Agreement").  Payment of the Exercise Price shall be made by certified or
---------
official bank check payable to the order of the Company and by surrender of this Warrant Certificate in accordance with the terms of the Warrant Agreement.

          All capitalized terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

          No Warrant may be exercised after 5:00 p.m., Alabama time, on the appropriate Expiration Date, after which time all Warrants evidenced hereby, unless exercised prior thereto, shall be void.

          The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company, the Warrantholder, and any other holders of the Warrant.

          The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price and/or the type and/or number of the Company's securities issuable hereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the Warrantholder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrant; provided, however, that the failure of the Company to issue such new Warrant
--------  -------
Certificates shall not in any way change, alter, or other impair, the rights of the Warrantholder as set forth in the Warrant Agreement.

          Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any change.

          Upon the exercise of less than all of the Warrants evidenced by this Warrant Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrants.

          The Company may deem and treat the registered holder(s) as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

                            [signature page follows]

          IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated as of _____________, ____


                                        VESTA INSURANCE GROUP, INC.


[SEAL]                                  By:_____________________________
                                           Name:
                                           Title:


Attest:


__________________________
Secretary

                                                                         ANNEX A
                                                                         -------


                               SUBSCRIPTION FORM


Vesta Insurance Group, Inc.:

          The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, ______ shares of Common Stock, as provided for therein, and tenders herewith payment of the purchase price in full in the form of cash or a certified or official bank check in the amount of $__________.

          Please issue a certificate or certificates for such Common Stock in the name of, and pay any cash for any fractional share to:


                              Name:____________________________________
                                    (Please sign and print)

                                    NOTE: The above signature should correspond exactly with the name on the first page of the within Warrant Certificate or with the name of the assignee appearing in the Assignment attached hereto.


          And if said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher number of shares.